UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2020

FACT, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-223568	98-1350973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Toronto street, suite 231 Toronto, Ontario	M5C 2B5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (437) 703-2482

Tiburon International Trading, Corp.

Xinkaicun, group 5, Weizigouzhen, Jiutai

Changchun, Jilin province, China 130519

(Former name, former address and former fiscal year, if changed since last report)

Copies to:

Arthur S. Marcus, Esq

Sichenzia Ross Ference LLP

1185 Avenue of the Americas

37th Floor

New York, New York

10036 (212) 930-9700

(212) 930-9725 (fax)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01 Regulation FD Disclosure

On December 14, 2020, the Company released, as part of an investor presentation made at the LCD Micro Conference, the attached investor presentation. A copy of the investor presentation is attached hereto and incorporated by reference in its entirety as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Investor Presentation, dated December 14, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACT, INC.

Date: December 14, 2020	By:	/s/ Brian McWilliams
Brian McWilliams
Chief Executive Officer